      As filed with the Securities and Exchange Commission on July 12, 2002
                                                          Registration Nos. 333-
                                                                            811-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                         PRE-EFFECTIVE AMENDMENT NO. ___                     [_]

                        POST-EFFECTIVE AMENDMENT NO. ___                     [_]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                AMENDMENT NO. ___                            [_]

                         _______________________________

                       BLACKROCK PRINCIPAL PROTECTED FUNDS
                       -----------------------------------

               (Exact Name of Registrant as Specified in Charter)


100 Bellevue Parkway            Brian Kindelan, Esq.         copy to:
Wilmington, Delaware 19809       BlackRock Advisors, Inc.     Cynthia Cobden, Esq.
(Address of Principal           100 Bellevue Parkway         Simpson Thacher & Bartlett
   Executive Offices)           Wilmington, Delaware 19809   425 Lexington Avenue
Registrant's Telephone Number   (Name and Address of         New York, New York 10017
(800) 441-7762                    Agent for Service)

                       ___________________________________

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

                                _______________

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, Registrant hereby elects to register an indefinite number of Shares of the Registrant.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                   Subject to Completion, dated July 12, 2002.


                     BlackRock Principal Protected Plus Fund

                                 INVESTOR SHARES

BlackRock Principal Protected Funds is an affiliate of BlackRock Funds, a mutual fund family with 43 investment portfolios. BlackRock Principal Protected Funds are sold principally through licensed investment professionals. The Offering Period for the fund is expected to run from _________, 2002 to __________, 2002. The fund manager reserves the right to extend the Offering Period to no later than __________, 2002. All monies to purchase shares during the Offering Period must be received no later than __________, 2002 or the last day of the Offering Period, if extended.



PROSPECTUS

__________, 2002

[LOGO] BLACKROCK FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

---------------------------------------
NOT FDIC      May lose value
INSURED       No bank guarantee
---------------------------------------

                                Table of Contents

                      How to find the information you need

How to Find the Information You Need .......................................   1
BlackRock Principal Protected Plus Fund ....................................   2

                              About Your Investment

How to Buy/Sell Shares .....................................................  11
Dividends/Distributions/Taxes ..............................................  19
Services for Shareholders ..................................................  21

How to Find the Information You Need
About BlackRock Principal Protected Plus Fund
===============================================================================

This is the BlackRock Principal Protected Plus Fund Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Principal Protected Funds (the Company).

If you have questions after reading the prospectus, ask your registered representative for help. Your investment professional has been trained to help you decide which investments are right for you.

[LOGO]                     BlackRock Principal Protected Plus Fund
================================================================================

Investment Goal

During the Guarantee Period, the fund will seek capital appreciation while preserving principal. Following the Guarantee Period, the fund will seek long-term capital appreciation.

The Guarantee

The Guarantee Period will run from ________ __, 2002 (or, if the Offering Period is extended, eight days following the last day of the Offering Period) through seven years from that date, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). During the Guarantee Period, the fund seeks to participate in favorable equity market conditions while assuring that the value of each investor's account on the Guarantee Maturity Date is not less than the Guaranteed Amount as further described below. Provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed by a shareholder, the fund guarantees (the "Guarantee") that the value of that shareholder's account on the Guarantee Maturity Date will be not less than the value of that shareholder's account on the last day of the Transition Period (as defined below) plus an amount equal to a [_]% return per annum on such value less certain expenses (the "Guaranteed Amount"). If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if a shareholder redeems any shares before the Guarantee Maturity Date, the shareholder's Guaranteed Amount will be reduced as more fully described below. The shareholder's Guaranteed Amount also will be reduced by any expenses paid by the fund during the Guarantee Period which are not covered by the Expense Limitation Agreement with the fund's manager (as more fully described under "Expenses and Fees" on page __. The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee pursuant to a Protection Contract entered into by the fund, for the benefit of the shareholders of the fund, and _____________ (the "Protection Provider"), a financial guarantor.

Primary Investment Strategies

         Offering Period

During the Offering Period, the fund's assets will be invested exclusively in money market instruments.

         Guarantee Period

Under normal market conditions, during the Guarantee Period the fund's assets will be allocated between:

   .   a Market Component, consisting primarily of common stocks, and

   .   a Reserve Component, consisting primarily of U.S. Government securities.

The allocation of the fund's assets between the Market Component and Reserve Component will be done on an ongoing basis and will result from an evaluation of a number of factors, including, but not limited to:

    . the market value of the fund's assets as compared to the aggregate Guaranteed Amounts;
    .  the prevailing level of interest rates;
    .  equity market volatility; and
    .  the length of time remaining until the Guarantee Maturity Date.

Market Component. The Market Component will consist primarily of equity securities. The fund manager will use the Standard & Poor's 500 Index (the S&P
500) as a benchmark and will employ risk guidelines designed to minimize the deviation from the S&P 500. The fund's equity securities will generally be issued by U.S. mid-capitalization companies and U.S. large-capitalization companies (market capitalization of $1.5 billion or more). The fund will invest primarily in common stock, but can also invest in preferred stock and securities convertible into common and preferred stock.

The fund management team initially screens for "growth" and "value" stocks from the universe of companies with market capitalization above $1.5 billion. The management team screens for growth companies that they believe have superior prospects for growth; the management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team screens for value companies that the team believes are worth more than is indicated by current market price. The management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential. The fund may also sell a stock when, in the management team's opinion, there is a deterioration in the company's fundamentals or the company fails to meet performance expectations.

Reserve Component. The fixed income component will consist primarily of securities issued or guaranteed by the U.S. Government. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed-income securities with shorter durations are less sensitive to changes in interest rates. The fixed income component may include securities called STRIPS (Separate Trading of Registered Interest and Principal Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The fund does not expect to invest in interest-only STRIPS. The fixed income component may also include corporate bonds rated AA- or higher by Standard & Poor's Corporation and/or Aa3 or higher by Moody's Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

Post-Guarantee Period

Following the Guarantee Period, the fund's principal investment strategies are expected to be the same as those described above for the Market Component during the Guarantee Period.

Strategies That May Be Employed During All Periods

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

As part of its normal operations, the fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds high quality money market securities pending investments.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The principal risks of an investment in the fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the allocation of assets between the Market Component and the Reserve Component and the selection of investments within each component. Because the fund may invest in both stocks and bonds, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

However, a shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount not less than the value of that shareholder's account on the last day of the Transition Period plus an amount equal to a [_]% per annum return on such value less certain expenses.

If during the Guarantee Period the equity markets experience a major decline, or upon certain other non-market events, additional fund assets may be reallocated to the Reserve Component of the fund. If all of the fund's assets are reallocated to the Reserve Component, the reallocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. Use of the Reserve Component reduces the fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities.

Market Component Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money. However, if during the Guarantee Period you reinvest all dividends and distributions received from the fund and make no redemptions of your shares in the fund, then your account value on the Guarantee Maturity Date will be not less than the Guaranteed Amount.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small-cap stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Reserve Component Risks

The two principal risks associated with investing in bonds are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. The market value of zero coupon bonds generally is more volatile than the market value of fixed income securities with similar maturities that pay interest periodically.

If interest rates are low (particularly at the inception of the Guarantee Period), fund assets may be largely invested in the Reserve Component in order to increase the likelihood of preserving the value of the fund as measured at the inception of the Guarantee Period.

Asset Allocation Risks

The asset allocation process could result in additional transaction costs such as brokerage commissions. Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance.

In addition, the terms of the Protection Contract executed in connection with the Guarantee impose certain limitations on the manner in which the fund may be managed during the Guarantee Period. Accordingly, the Protection Contract could limit the fund manager's ability to alter the management of the fund during the Guarantee Period in response to changing market conditions.

SHARES OF THE FUND MAY FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF:

   . THE FUND INCURS ANY EXPENSES THAT ARE NOT COVERED BY THE EXPENSE LIMITATION AGREEMENT WITH THE FUND'S MANAGER

   .   YOU DO NOT AUTOMATICALLY REINVEST DIVIDENDS AND DISTRIBUTIONS

   .   YOU REDEEM YOUR SHARES PRIOR TO THE GUARANTEE MATURITY DATE

   .   YOU CONTINUE TO HOLD FUND SHARES AFTER THE GUARANTEE MATURITY DATE

   . THE PROTECTION PROVIDER BECOMES INSOLVENT OR ITS CREDITWORTHINESS DETERIORATES

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counter-party risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than others. Although under normal market conditions, the fund manager does not intend to, it may use derivatives for speculation to increase returns.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Who May Want To Invest

The fund may be an appropriate investment if:

   . You are willing to accept reduced participation in the growth potential of the stock market in exchange for a guarantee of principal and certain return during the Guarantee Period.

   .   You do not require distributions or withdrawals.

   .   Your investment horizon is longer term -- more than seven years.

Fund Performance

Because the fund is a new fund, performance information for the fund is not included in this Prospectus.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B or C Shares of the fund.

Shareholder Fees (Fees Paid Directly From Your Investment)

                                                                          CLASS A          CLASS B        CLASS C
Maximum sales charge (load) imposed on purchases (as a %
of offering price)*                                                        5.00            None            1.00

Maximum deferred sales charge (load) (as a % of net market
value at purchase)                                                         None            4.50**         1.00***

     * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
     **   The CDSC is 4.50% if Shares are redeemed in less than one year. The
          CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B
          Shares (see p. __ for complete schedule of CDSCs).
     ***  There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses (Expenses Deducted From Fund Assets)

Offering Period                                                           CLASS A          CLASS B        CLASS C

Management fee
Distribution (12b-1) fees
Other expenses(1)
  Service Fee
  Processing Fee
  Protection Fee
  Other
Total annual fund operating expenses

Guarantee Period                                                          Class A          Class B        Class C

Management fee
Distribution (12b-1) fees
Other expenses(1)(2)
  Service Fee
  Processing Fee
  Protection Fee
  Other
Total annual fund operating expenses


Post-Guarantee Period                  Class A          Class B         Class C
Management fee
Distribution (12b-1) fees
Other expenses(1)
    Service Fee
    Processing Fee
    Protection Fee
    Other
Total annual fund operating expenses

     (1) The fund is newly organized and, accordingly, "Other expenses" are based on estimated amounts for the current fiscal year.
     (2) BlackRock and BlackRock Distributors, Inc., the fund's distributor, have contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to [ ]% (for Investor A Shares) and [ ]% (for Investor B and C Shares) of average daily net assets during the Guarantee Period. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management" section on pages __ and __ for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year          3 Years
A Shares* ..........................     $[_____]        $[_____]
B Shares**
  Redemption .......................     $[_____]        $[_____]
B Shares
  No Redemption ....................     $[_____]        $[_____]
C Shares**
  Redemption .......................     $[_____]        $[_____]
C Shares
  No Redemption ....................     $[_____]        $[_____]


    *     Reflects imposition of sales charge.
    **    Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The Guarantee

The fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but also provides a hedge against a falling equity marketplace. The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount not less than the Guaranteed Amount. A shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount not less than his or her account value as of the close of business on the last day of the Transition Period plus an amount equal to [_]% per annum of such value, less certain expenses, if any, not covered by the Expense Limitation Agreement with the fund's manager. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from the Protection Provider pursuant to a Protection Contract entered into by the fund, for the benefit of the shareholders of the fund, and the Protection Provider. The fund's board of trustees may amend the terms of the Guarantee and related Protection Contract at any time without shareholder approval. The fund will pay to the Protection Provider a fee equal to [_]% of the average daily net assets of the fund during the Guarantee Period for providing the Guarantee. If, on the Guarantee Maturity Date, the actual value of the shareholders' accounts is less than the Guaranteed Amount for the shareholders, then the Protection Provider will pay such shortfall pursuant to the Protection Contract.

If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a deferred sales charge and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guarantee. Also, certain fund expenses not covered by the Expense Limitation Agreement with the fund's manager, such as interest, taxes and extraordinary expenses, are not covered by the Guarantee.

The fund's ability to pay shareholders the Guaranteed Amount depends on the financial condition of the Protection Provider. The Protection Provider has been given a [ ] rating from each of Moody's Investors Service, Inc., Standard & Poor's Rating Services and Fitch Ratings, Inc. as of the commencement of the Offering Period. However, if the Protection Provider becomes insolvent, or its creditworthiness deteriorates, payment under the Guarantee may not be made or may become unlikely. In these circumstances, the fund would consider a variety of options, including liquidating the fund on or before the Guarantee Maturity Date. Shareholders might suffer a loss of principal.

During the Post-Guarantee Period your investment in the fund will no longer be subject to the Guarantee and the value of your investment may fluctuate. See the SAI for additional details regarding the Guarantee.

In summary, if you maintain your fund investment through the Guarantee Maturity Date, make no redemptions, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Guarantee Maturity Date for:

   .    the amount you paid for your shares minus any up-front sales charges plus

   . your share of the fund's net income during the Offering Period and the Transition Period (assuming you bought your shares before the last day of the Offering Period)

plus

   .    [_]% per annum of the sum of the foregoing two amounts

minus

   . your share of any fund expenses during the Guarantee Period that are not covered by the Expense Limitation Agreement with the fund's manager.

See "Taxation" for additional details regarding the financial guarantee.

The Protection Provider

[_____________], the Protection Provider, was incorporated on _____ __, _____.

The Protection Provider has earned [_] ratings. These ratings are an essential part of it's ability to provide credit enhancement. The address of the Protection Provider's administrative offices and its telephone number are [ ].

The Protection Provider makes no representation regarding the shares or the advisability of investing in the shares and makes no representation regarding, nor has it participated in the preparation of, this Prospectus other than the information supplied by the Protection Provider and presented under this heading.

Fund Management

The fund is managed by a team of investment professionals at BlackRock Advisors, Inc. (BlackRock).

[LOGO]          About Your Investment

 ==============================================================================

                             Limited Offering Period

Shares of the fund will be offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends and distributions. Shares of the fund will be offered on a continuous basis following the Guarantee Period. The offering period is expected to run from __________, 2002 to __________, 2002. The fund manager reserves the right to extend the offering period to no later than __________, 2002. All monies to purchase shares during the Offering Period must be received by the last day of the Offering Period.

The seven days immediately following the end of the Offering Period will constitute a transition period (the "Transition Period"). No purchase orders will be accepted during the Transition Period, and fund assets will continue to be invested exclusively in money market instruments.

If fund assets do not reach $100 million by the end of the Transition Period, in the event of severe market volatility or adverse market conditions during the Offering Period or the Transition Period, or if for any other reason the Board deems it advisable, the Board reserves the right to liquidate the fund. In that event, the fund will not commence the Guarantee Period or the Transition Period, but instead will continue to be invested primarily in money market instruments. Fund shareholders will then be entitled to receive the greater of: (a) their initial investment (including the amount of their Class A front-end sales load, if applicable) or (b) the then-current net asset value (NAV) of their shares, plus accrued dividends.

             Buying Shares from a Registered Investment Professional

         BlackRock Principal Protected Plus Fund believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell the fund's Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment.

                       What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day that they are offered. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the

Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the fund's transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Certain securities held by the fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

                               When Must You Pay?

Payment for an order must be made by your registered representative in Federal funds or other immediately available funds by 4 p.m. (Eastern time) on the third business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to the fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Principal Protected Funds and bearing the name of the fund you are purchasing must accompany a purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

                       How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company won't accept a purchase order of $1 million or more for Investor B or Investor C Shares. The Company may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

                     Which Pricing Option Should You Choose?

BlackRock Principal Protected Plus Fund offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.

A Shares (Front-End Load)

..  One time sales charge paid at time of purchase
..  Lower ongoing distribution fees
..  Free exchange with A Shares in BlackRock Funds family*
.. Advantage: Makes sense for investors who have long-term investment horizon because ongoing distribution fees are less than for other Investor Share classes
.. Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares

B Shares (Back-End Load)

..  No front-end sales charge when you buy shares
.. You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.50%
..  Higher ongoing distribution fees than A Shares
..  Free exchange with B Shares in BlackRock Funds family*
   Automatically convert to A Shares eight years from purchase
..  Advantage: No up-front sales charge so you start off owning more shares
.. Disadvantage: You pay higher ongoing distribution fees than on A Shares each year you own shares, which means that you can expect lower total performance per share

C Shares (Level Load)

..  No front-end sales charge when you buy shares
..  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
..  Higher ongoing distribution fees than A Shares
..  Free exchange with C Shares in BlackRock Funds family*
..  Advantage: No up-front sales charge so you start off owning more shares.
   These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
.. Disadvantage: You pay higher ongoing distribution fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares

* If a shareholder exchanges any Shares of the fund during the Guarantee Period, the shareholder's Guaranteed Amount will be reduced as discussed under "the Guarantee" above.

Investor B Shares received through the reinvestment of dividends and distributions convert to A Shares 8 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

                          How Much is the Sales Charge?

The table below shows the schedule of front-end sales charges that you may pay if you buy and sell Investor A, B and C Shares of the fund.

                          Purchase of Investor A Shares

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

           AMOUNT OF                       SALES CHARGE AS       SALES CHARGE AS
        TRANSACTION AT                      % OF OFFERING        % OF NET ASSET
        OFFERING PRICE                         PRICE*                 VALUE*
------------------------------------       ----------------      ---------------
Less than $50,000...................            5.00%                 5.26%
$50,000 but less than $100,000......            4.75%                 4.99%
$100,000 but less than $250,000.....            4.50%                 4.71%
$250,000 but less than $500,000.....            3.50%                 3.83%
$500,000 but less than $1,000,000...            2.50%                 2.56%
$1 million or more..................            0.00%                 0.00%

    * There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

                          Purchase of Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offering price or the net asset value of the B Shares on the redemption date (whichever is less). The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption.

                                                   CONTINGENT DEFERRED
                                                   SALES CHARGE (AS % OF
NUMBER OF YEARS ELAPSED SINCE                          DOLLAR AMOUNT
PURCHASE                                           SUBJECT TO THE CHARGE)
------------------------------------------         -----------------------
Up to one year                                               4.50%
More than one but less than two years                        4.00%
More than two but less than three years                      3.50%
More than three but less than four years                     3.00%
More than four but less than five years                      2.00%
More than five but less than six years                       1.00%
More than six years                                          0.00%

                          Purchase of Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

                 Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.

                   [Right of Accumulation (Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.]

                     Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please contact PFPC at (800) 441-7762 or see the SAI.

                  Waiving the Sales Charge (Investor A Shares)

Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.

 Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in certain circumstances, including share exchanges (see page __) and redemptions made in connection with certain retirement plans and in connection with certain shareholder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.

                          Distribution and Service Plan

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution fees for the sale of its shares and shareholder servicing and processing fees for certain services provided to its shareholders.

Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of 0.00% per year of the average daily net asset value of the fund. All Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

[Under the Plan, the Company also may enter into arrangements with Service Organizations (including PNC Bank and its affiliates). Under these arrangements, Service Organizations will provide certain support services to their customers who own Investor Shares. The fund may pay a shareholder servicing fee of up to ..25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. All Investor Shares pay this shareholder servicing fee.

In return for the fee, Service Organizations may provide one or more of the following services to their customers who own Investor Shares:

     (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
     (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
     (3) Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the fund's shares.]

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV minus any applicable CDSC, and will disqualify you from enjoying the full benefits of the Guarantee. The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC. Except when CDSCs are applied, the fund will not charge for redemptions. Shares may be redeemed by sending a written redemption request to the BlackRock Principal Protected Plus Fund c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of the fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date until the check has cleared.

                              Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

                              The Company's Rights

The Company may:

   . Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940,

   . Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act of 1940 or as described in the third paragraph in the section "How to Sell Shares" above,

   . Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below,

   . Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act of 1940.

                           Accounts with Low Balances

The Company may redeem a shareholder's account in the fund at any time the net asset value of the account in such fund falls below the required minimum initial investment (usually $500 for Investor Shares) as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

                                   Management

BlackRock Principal Protected Plus Fund's Adviser is BlackRock Advisors, Inc. BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

For its investment advisory services, BlackRock is entitled to fees computed daily and payable monthly.

The total annual advisory fee that can be paid to BlackRock (as a percentage of average daily net overall assets of the fund) is [_]% during the Offering Period and the Transition Period and [_]% during the Guarantee Period and the Post-Guarantee Period.

[As discussed above, BlackRock and the Distributor have agreed to cap the fund's net expenses at the levels shown in the fund's expense table.

To achieve this cap, BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund during the Guarantee Period and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. The expense limit (which applies to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of the fund) as a percentage of average daily net assets is [ ]%.

If within two years following a waiver or reimbursement, the operating expenses of the fund are less than the expense limit for the fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3)the Board of Trustees of the Company has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.]

                           Dividends and Distributions

Each business day when the fund determines its net asset value, until the end of the Offering Period, the fund will calculate its net income and declare dividends for shareholders of record. During the Offering Period, shares begin to accrue dividends on the day after your purchase order becomes effective (the settlement date). If you redeem shares during the Offering Period you will receive dividends for the day on which your redemption order becomes effective. Dividends declared during the Offering Period or the Transition Period are distributed on the last day of the Transition Period. During the Guarantee and Post-Guarantee Periods, the fund generally will declare and pay dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Both dividends and capital gains distributions are paid by the fund on a per share basis. As a result, at the time of a payment, the share price
(or NAV per share) of the fund will be reduced by the amount of the payment.

Unless you instruct the fund otherwise, dividends and distributions paid by the fund will be reinvested in additional shares of the fund. An election to have all dividends and distributions paid in cash will reduce the Guaranteed Amount as described above. Dividends and distributions paid to shareholders are taxable even if they are reinvested in the fund.

BlackRock Principal Protected Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the fund are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the fund at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

                                    Taxation

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the fund.

The fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your fund shares or whether you elect to receive your distributions in cash or reinvest them in additional fund shares. For example, if the fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by the fund in October, November, or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

The asset allocation process may result in the realization of additional gains. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if such distributions are reinvested in fund shares. Shareholders may receive taxable distributions of income from investments included in the Reserve Component even in situations where the fund has capital losses from investments in the Market Component.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the fund may be required to withhold U.S. federal income tax at the rate of 30% (in 2002 and 2003) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Taxes in Relation to the Financial Guarantee. If it is necessary for the Protection Provider to make a payment in connection with the Guarantee, although not free from doubt, this payment may be considered to reduce any otherwise allowable capital losses or in the absence of losses may be treated as additional capital gain with respect to the redemption of your shares. Prospective investors should consult their own tax advisors regarding the treatment of any payment in connection witrh the guarantee for federal, state and local tax purposes.

[LOGO]            Services for Shareholders
================================================================================

BlackRock Principal Protected Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

                               Exchange Privilege

BlackRock Funds, an affiliate of the fund, offers 43 different funds, enough to meet virtually any investment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from the fund for Investor A, B or C Shares of any of such 43 funds to meet your changing financial needs. For example, if you own Investor A Shares of a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into Investor A Shares of another fund that has current income as an investment objective. IF A SHAREHOLDER EXCHANGES ANY SHARES DURING THE GUARANTEE PERIOD, THE SHAREHOLDERS GUARANTEED AMOUNT WILL BE REDUCED AS DESCRIBED UNDER "THE GUARANTEE" ABOVE.

You can exchange $500 (or any other applicable minimum) or more from one fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automatically, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

In general, there are no limits on the number of exchanges you can make. However, the Company may suspend or terminate your exchange privilege at any time and generally will do so if you make more than five exchanges out of any fund in any twelve month period.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

                                Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact the Fund Agent, PFPC Inc., at P.O. Box 8907, Wilmington, DE 19899-8907 or call 1-800-441-7762. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

                                  Market Timing

The fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and may have an adverse effect on all shareholders. If the Company determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it reserves the right to reject any specific purchase or exchange order. If the Company rejects your purchase or exchange order, you will not be able to execute that transaction, and the Company will not be responsible for any losses you therefore may suffer. In addition, any redemptions that you make as a result of the activity described above will be subject to any and all redemption fees.

                                   Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

          Important Notice Regarding Delivery of Shareholder Documents

The fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the fund at 1-800-441-7762. We will start sending individual copies to you and the other members of your household within 30 days after being informed of your request.

                              Internet Transactions

Investors in the fund may view their account balance and activity through the BlackRock website. To use this service, you will need a browser that supports Microsoft Internet Explorer version 4.5 or higher or Netscape Navigator 4.0 or higher.

The total purchase amount will be debited directly from your bank account via the Automated Clearing House (ACH) system. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Company will limit Internet purchases and redemptions in Investor Class shares to $25,000.00. Applications may be downloaded from www.blackrock.com. Please read the Internet Services Disclosure Agreement and the User Agreement before attempting to transact online.

The Company employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Company in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Company or any of its affiliates, incurred through fraudulent activity.

                   Electronic Access to Shareholder Documents

Electronic copies of most financial reports and prospectuses are now available on the BlackRock website. Shareholders can receive e-mail notifications that the Company's annual and semi-annual reports, and prospectuses have been posted on the Company's website on the Internet, if they enroll in the Company's electronic access program.

To enroll:

Shareholders Who Hold Accounts With Investment Advisers, Banks or Brokerages:

1) Have your enrollment number ready. If you do not have one, please contact your financial adviser.
2) Log on to www.investordelivery.com.
3) Enter your assigned enrollment number plus the four-digit personal identification number (PIN) of your choice. The PIN should be the same for all accounts using the same e-mail address, and will be required if you decide to change your delivery preference. Note: If you have additional BlackRock Fund shares in more than one account, you may receive additional copies of this notice with a separate enrollment number for each account. In that case, provide the information that applies to each enrollment number. If you have any questions, please contact your financial adviser.

Shareholders Who Hold Accounts Directly With the Fund:

1) Log on to http://funds.blackrock.com.
2) Click on Electronic Delivery icon on either side of your screen.
3) Complete the on-line form by entering your social security number, e-mail address and by selecting your electronic delivery preference.

For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.

More information about the BlackRock Principal Protected Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports will contain additional information about the fund's investments. The annual report will describe the fund's performance, list portfolio holdings and discuss recent market conditions, economic trends and fund investment strategies that significantly affected the fund's performance during the last fiscal year. The fund's first semi-annual report will be for the period ending March 31, 2003.

Statement of Additional Information (SAI)

A Statement of Additional Information dated __________, 2002 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Principal Protected Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email

Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence

Post Office Address: BlackRock Principal Protected Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Principal Protected Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal wholesalers/Broker Dealer Support

Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK

Securities and Exchange Commission (SEC)

You may also view and copy information about the BlackRock Principal Protected Funds, including the SAI, by visiting the EDGAR Database on the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-202-942-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

INVESTMENT COMPANY ACT FILE NO. 811-_____

[LOGO] BLACKROCK FUNDS

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ The information in this Statement of Additional Information is not complete + + and may be changed. We may not sell these securities until the Registration + + Statement filed with the Securities and Exchange Commission is effective. +
+ This Statement of Additional Information is not an offer to sell these       +
+ securities and is not soliciting an offer to buy these securities in any     +
+ state where the offer or sale is not permitted.                              +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                   Subject to Completion, dated July 12, 2002.

                     BLACKROCK PRINCIPAL PROTECTED PLUS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information provides supplementary information pertaining to shares of BlackRock Principal Protected Plus Fund (the "Fund"), as well as information relating to BlackRock Principal Protected Funds (the "Company"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund dated ________ ___, 2002, as amended from time to time (the "Prospectus"). The Prospectus of the Fund may be obtained from the Company's distributor at no charge by calling toll-free (800) 441-7762. This Statement of Additional Information is dated _________ __, 2002.

                                TABLE OF CONTENTS

                                                                                  Page
THE COMPANY'S HISTORY ..........................................................    1
INVESTMENT POLICIES ............................................................    1
ADDITIONAL INVESTMENT LIMITATIONS ..............................................    9
THE ASSET ALLOCATION PROCESS ...................................................   10
THE GUARANTEE ..................................................................   11
TRUSTEES AND OFFICERS ..........................................................   14
SHAREHOLDER AND TRUSTEE LIABILITY OF THE COMPANY ...............................   15
INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION, SERVICING AND GUARANTEE
      ARRANGEMENTS .............................................................   15
EXPENSES .......................................................................   19
PORTFOLIO TRANSACTIONS .........................................................   19
PURCHASE AND REDEMPTION INFORMATION ............................................   21
VALUATION OF PORTFOLIO SECURITIES ..............................................   26
PERFORMANCE INFORMATION ........................................................   27
TAXES ..........................................................................   31
ADDITIONAL INFORMATION CONCERNING SHARES .......................................   34
MISCELLANEOUS ..................................................................   35
APPENDIX A .....................................................................  A-1
APPENDIX B .....................................................................  B-1

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or its distributor. The Prospectus does not constitute an offering by the Company or by the Company's distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE COMPANY'S HISTORY

     The Company was organized as a Massachusetts business trust on July 3, 2002. It is a diversified, open-end management investment company. The Company has one portfolio, BlackRock Principal Protected Plus Fund.

                               INVESTMENT POLICIES

     The following supplements information contained in the Prospectus concerning the Fund's investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectus, such strategy is not a principal strategy of the Fund.

Additional Information on Investment Strategy

     Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

     From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains as an indication of future performance. Stocks of some newly-public companies may decline shortly after the initial public offering.

     U.S. Government Obligations. Obligations of U.S. Government agencies and authorities are supported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are supported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

     Zero-Coupon and Stripped Obligations. During the Guarantee Period, the Fund will invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. During the Guarantee Period, the Fund may also purchase Treasury receipts and other "stripped" securities that evidence ownership in the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only), while the other class receives all of the principal ("PO" or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         Current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Money-Market Instruments. During the Offering Period, the Fund will invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

     (a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

     (b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody's, F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, Fitch or TBW or AA or higher by Moody's;

     (c) unrated notes, paper and other instruments that are of comparable quality as determined by the Fund's adviser under guidelines established by the Company's Board of Trustees;

     (d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

     (e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

     (f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

     (g) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

     (h)  securities issued or guaranteed by state or local governmental bodies;

     (i)  repurchase agreements relating to the above instruments; and

     (j) municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

     All money-market securities acquired by the Fund during the Offering Period will be determined at the time of purchase by the Fund's adviser, under guidelines established by the Company's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees. Securities in which the Fund invests during the Offering Period may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

Additional Information on Fund Investments During the Guarantee Period and the Post-Guarantee Period

     Foreign Investments. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

     The Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund's operations.

     In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

     ADRs, EDRs and GDRs. The Fund may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment risks as described under "Foreign Investments."

     Reverse Repurchase Agreements and Other Borrowings. The Fund is authorized to borrow money. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. Borrowings may be made by the Fund through reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). The Fund will use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated account with the Company's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. The Fund's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33-1/3% of the value of its total assets.

     Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may purchase bank obligations, such as certificates of deposit, notes, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of the Fund's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

     Supranational Organization Obligations. The Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     Lease Obligations. The Fund may hold participation certificates in a lease, an installment purchase contract or a conditional sales contract ("lease obligations").

     The adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. The Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

     Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by the Fund's adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. These ratings symbols are described in Appendix A.

     Commercial paper purchasable by the Fund includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Company through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

         Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

         The repurchase price under the repurchase agreements generally equals the price paid by the Fund involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's adviser. The Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     Investment Grade Debt Obligations. The Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by the Fund's adviser. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of the Fund is subsequently downgraded below investment grade, the Fund's adviser will consider such an event in determining whether the Fund should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of such downgraded securities the Fund may hold, although under normal market conditions the adviser do not expect to hold these securities to a material extent.

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     When-Issued Purchases and Forward Commitments. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment," including "TBA" (to be announced) basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

     When the Fund agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records to provide coverage for these transactions. Alternatively, the custodian may set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

         If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When the Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Rights Offerings and Warrants to Purchase. The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to other securities are not subject to this restriction.

         Options and Futures Contracts. The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. To the extent consistent with its investment objective, the Fund may write (i.e. sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. While the Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written), there is no limit on the amount of the Fund's assets that can be put at risk through the use of options. Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         When the Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         To the extent consistent with its investment objective, the Fund may also invest in futures contracts and options on futures contracts (interest rate futures contracts or index futures contracts, as applicable) to commit funds awaiting investment or maintain cash liquidity or for other hedging purposes. These instruments are described in Appendix B to this Statement of Additional Information. The value of the Fund's contracts may equal or exceed 100% of its total assets, although the Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. There is no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts.

         Futures contracts obligate the Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         The Fund may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Fund's position in a futures contract or related option, the Company will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser' inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

         The Company intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Fund from registration as a "commodity pool operator."

         Securities Lending. The Fund may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Fund may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

         The Fund would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Fund in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.

         Securities loans involve the risk of delay in receiving additional collateral from the borrower if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

         Investment Companies. In connection with the management of their daily cash positions, the Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Fund may also invest in securities issued by other investment companies with similar investment objectives. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.

         The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

         Liquidity Management. As a temporary defensive measure if its adviser determines that market conditions warrant, the Fund may invest without limitation in high quality money market instruments. During the course of its normal operations the Fund may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

         Illiquid Securities. The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid. Repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Portfolio Turnover Rates. The Fund's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser believe investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to the Fund and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

                        ADDITIONAL INVESTMENT LIMITATIONS

         The Fund is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined below under "Miscellaneous").

         The Fund may not:

         1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this limitation.

         4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

         8. Purchase securities of companies for the purpose of exercising control.

         9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options or the Fund's sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         11. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

         12. Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

                          THE ASSET ALLOCATION PROCESS

         In pursuing the Fund's investment objective during the Guarantee Period, assets will be allocated among the Market Component and the Reserve Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then-prevailing level of interest rates, equity market volatility, the market value of fund assets as compared to the aggregate Guaranteed Amounts and the length of time remaining until the Guarantee Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), fund assets may be largely invested in the Reserve Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the Reserve Component in order to increase the likelihood of meeting the investment objective.

         The initial allocation of fund assets between the Market Component and the Reserve Component will be determined principally by the prevailing level of interest rates. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Reserve Component. The adviser will monitor the allocation of the fund's assets on a daily basis.

         The asset allocation process will also be affected by the adviser's ability to manage the Reserve Component. If the Reserve Component provides a return better than that assumed by the adviser, fewer assets would have to be allocated to the Reserve Component. On the other hand, if the performance of the Reserve

Component is poorer than expected, more assets would have to be allocated to the Reserve Component, and the ability of the fund to participate in any subsequent upward movement in the equity market would be limited.

         The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility.

         The terms of a Protection Agreement executed in connection with the financial guaranty insurance policy obtained by the fund prescribe the manner in which the fund must be managed during the Guarantee Period. Accordingly, the Protection Agreement could limit the adviser's ability to alter the management of the fund during the Guarantee Period in response to changing market conditions.

                                  THE GUARANTEE

         The fund has an Offering Period, a Guarantee Period and a Post-Guarantee Period. The Offering Period, during which shares of the fund will be offered, is expected to run from ______, 2002 through _____, 2002 or any later date determined by the adviser. For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Guarantee Period will run from _________, 2002, or such later date determined by the adviser, through seven years from that date, and if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). The Post-Guarantee Period will run from the end of the Guarantee Period.

         The fund guarantees that on the Guarantee Period Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount not less than the value of that shareholder's account as of the close of business on the last day of the Transition Period plus an amount equal to [_]% per annum of such value less certain expenses (the "Guaranteed Amount").

         Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.67 shares in your account.

         Assume further that the end of Transition Period is ___________, 2002 and on such date, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on ___________, 2002. To calculate your full guarantee, multiply the shares you own by the NAV per share for your class of shares on _________, 2002. Using our example:

          Shares you own on ____________, 2002 ..................      1,666.67
          Plus additional shares distributed ....................         4.386
          Total shares ..........................................     1,671.056
          NAV per share of Class A shares on ______, 2002 .......     x  $11.40
          [_]% per annum of such value ..........................      ________
          Your Guaranteed Amount as of ____________, 2002 .......  $   ________]

         As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced to the extent the Fund incurs expenses that are not covered by the expense limitation agreement with the adviser, other than certain investment-related expenses.

         Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then-current Guarantee per share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per share will equal the NAV per share on the last day of the Transition Period plus [_]% per annum of such value, and thereafter will be adjusted downward to reflect any dividends and distributions made by the Fund. Redemptions made from the Fund prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

         The Guarantee per share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the Fund, he or she will hold a greater number of shares at a reduced Guarantee per share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to receive before the dividend or distribution was made.

         Example. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

         Using our example, assume it is now _______ __, ____ and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on _______ __,
____.

         To recalculate your Guarantee per share:

         1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.056 shares by $0.21 per share to arrive at $350.92.

         2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 dividend by $12.05 works out to 29.122 additional shares.

         3.  Adjust your account for your additional shares. Add 1,671.056 and
             29.122 to arrive at your new shares balance of 1700.178.

         4. Determine your new Guarantee per share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $______ by 1700.178 shares to arrive at the new Guarantee per share of $____.

         5.  Your Guaranteed Amount still equals $_____.

         This calculation is repeated every time the Fund declares a dividend. Although shareholders can perform this calculation themselves, the Fund will recalculate the Guarantee per share for each class of shares whenever the Fund declares a dividend. Shareholders will be provided with information regarding the new Guarantee per share.

         The Fund's Guarantee is backed by an unconditional, irrevocable financial guarantee pursuant to a financial guarantee insurance policy issued by ____________, a financial guarantor. Pursuant to a Protection Contract entered into with the Fund, ___________ has imposed certain limitations on the manner in which the Fund may be managed during the Guarantee Period. The Fund also has agreed to be bound by various covenants. If the Fund breaches these covenants, or if the Fund is not managed in accordance with the limitations in the Protection Contract, the Fund's assets could be allocated to the Reserve Component for the remainder of the Guarantee Period. The fund's assets also could be allocated to Reserve Component upon certain other non-market events, including if ____'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.

         The Fund's Guarantee is payable solely out of the assets of the fund.

                              TRUSTEES AND OFFICERS

         The business and affairs of the Company are managed under the direction of its Board of Trustees. The sole trustee and his business address and principal occupations during the past five years, are:

                                   Term                                          Number
                                    of                                             of
                                  Office/1/                                    Portfolios
                                   and                                          in Fund
                                  Length                                        Complex/2/
     Name,         Position(s)      of                                          Overseen
  Address and       Held with      Time         Principal Occupation(s)            by        Other Directorships Held
      Age             Fund        Served        During Past Five Years          Trustee              by Trustee
---------------    -----------    ---------   ----------------------------     -----------  --------------------------
Laurence D.        Trustee,        _____      Chairman and Chief Executive         44       Director, President and
Fink/3/            President                  Officer of BlackRock, Inc.                    Treasurer of BlackRock
BlackRock, Inc.    and                        since its formation in 1998                   Funds. Director of
40 E. 52/nd/       Treasurer                  and of BlackRock Inc.'s                       BlackRock's offshore
Street                                        predecessor entities since                    funds, Chairman of the
New York, NY                                  1988; Chairman of the                         Board of several of
10022                                         Management Committee;                         BlackRock's alternative
Age: 49                                       formerly, Managing Director                   investment vehicles and of
                                              of the First Boston                           Nomura BlackRock Asset
                                              Corporation, Member of its                    Management Co., Ltd.
                                              Management Committee, Co-head                 Currently, a member of the
                                              of its Taxable Fixed Income                   Board of Directors of the
                                              Division and Head of its                      New York Stock Exchange,
                                              Mortgage and Real Estate                      member of the Board of
                                              Products Group; currently,                    Trustees of New York
                                              Chairman of the Board of each                 University, Co-Chairman
                                              of the closed-end Trusts in                   and a member of the
                                              which BlackRock Advisors,                     Executive Committee of the
                                              Inc. acts as investment                       Mount Sinai NYU Health
                                              advisor.                                      Board of Trustees, Co-
                                                                                            Chairman of the NYU
                                                                                            Hospitals Center Board of
                                                                                            Trustees and a member of
                                                                                            the Board of Directors
                                                                                            of Phoenix House.

_______________________________

/1/ Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's by-laws and Agreement and Declaration of Trust.

/2/ A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

/3/ Mr. Fink is an "interested person" of the Fund within the meaning of the 1940 Act because of his position at BlackRock Advisors, Inc., the Fund's investment adviser.

         No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation ("BIMC"), BlackRock Financial Management, Inc. ("BFM"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC") (with BlackRock, the "Administrators"), BDI, or PNC Bank, National Association ("PNC Bank") currently receives any compensation from the Company. As of the date of this Statement of Additional Information, the trustee of the Company owned less than 1% of the outstanding shares of each class of the Fund.

          The following table shows the dollar range of equity securities owned by the Director in the Fund and in other investment companies overseen by the Director within the same family of investment companies as of _________ __, 2002. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                                                  Aggregate Dollar Range of Equity Securities in All
      Name of Director             Dollar Range of Equity         Registered Investment Companies Overseen by the
      ----------------             Securities in the Fund           Director in the Family of Investment Companies
                                   ----------------------           ----------------------------------------------
Laurence D. Fink                             [ ]                                         [ ]

                SHAREHOLDER AND TRUSTEE LIABILITY OF THE COMPANY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Company's Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Company for the acts or obligations of the Company, and that every note, bond, contract, instrument, certificate or other undertaking made by the Company shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

         The Agreement and Declaration of Trust further provides that all persons having any claim against the trustees or Company shall look solely to the trust property for payment; that no trustee of the Company shall be personally liable for any payment, contract or claim against the Trust; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Agreement and Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Company will provide officers, agents and employees of the Company similar indemnification to that offered to the Trustees.

                      INVESTMENT ADVISORY, ADMINISTRATION,
               DISTRIBUTION, SERVICING AND GUARANTEE ARRANGEMENTS

         Advisory Agreement. The advisory services provided by BlackRock are described in the Prospectus.

         For its advisory services, BlackRock is entitled to total fees, computed daily and payable monthly, at [ ]% of the average daily net assets of the Fund during the Offering Period and the Transition Period and [ ]% of the average daily net assets of the Fund thereafter.

         Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Contract. Under the Advisory Contract, BlackRock is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable by vote of the Company's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship on 60 days' written notice to the Company.

         Administration Agreement. BlackRock and PFPC serve as the Company's co-administrators pursuant to an administration agreement (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Company; furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute the Fund's net asset value, net income and net capital gain or loss; and serve as a liaison with the Company's independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to the Fund and may voluntarily reimburse the Fund for expenses.

         Under the Administration Agreement, the Company pays to BAI and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) ..085% of the first $500 million of the Fund's average daily net assets, .075% of the next $500 million of the Fund's average daily net assets and .065% of the average daily net assets of the Fund in excess of $1 billion and (ii) .145% of the first $500 million of average daily net assets allocated to each class of shares of the Fund, .135% of the next $500 million of such average daily net assets and .125% of the average daily net assets allocated to each class of shares of the Fund in excess of $1 billion.

         Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Company's service providers; (ii) the negotiation of service contracts and arrangements between the Company and its service providers; (iii) acting as liaison between the trustees of the Company and the Company's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BlackRock has delegated certain of its duties thereunder to BDI.

         The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Company will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

         The Company and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Company with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Company.

         Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Company and PFPC Trust Company ("PTC"), PTC or a sub-custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's securities and (v) makes periodic reports to the Board of Trustees concerning the Fund's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for the Company.

         For its services to the Company under the Custodian Agreement, PTC receives a fee which is calculated based upon the Fund's average gross assets. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

         PTC, which has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Company pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PTC (i) issues and redeems Investor classes of shares in the Fund, (ii) addresses and mails all communications by the Fund to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Fund. PFPC may, on 30 days' notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services under the Transfer Agency Agreement with respect to Investor Shares, PTC receives per account fees. Until further notice, the transfer agency fees for each series of Investor Shares in the Fund will not exceed the annual rate of .10% of the series' average daily net assets.

         Distributor and Distribution and Service Plan. The Company has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Fund on a continuous basis during the Offering Period and the Post-Guarantee Period but not during the Guarantee Period. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor's principal business address is 3200 Horizon Drive, King of Prussia, PA 19406.

         Pursuant to the Company's Distribution and Service Plan (the "Plan"), the Company may pay the Distributor and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Company may pay BlackRock fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Company (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Company's trustees who are not "interested persons" of the Company shall be committed to the discretion of the Company's non-interested trustees.

         The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

         With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of 0.00% of the average daily net asset value of the Fund's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

         With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of [.75%] of the average daily net asset value of the Fund's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

         With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of [.75%] of the average daily net asset value of the Fund's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

         The Plan permits BDI, BlackRock, PFPC and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock and their affiliates may pay affiliated and unaffiliated financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Company or for services to the Company. These payments ("Additional Payments") would be in addition to the payments by the Company described in this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Fund and payments for providing extra employee training and information relating to the Fund; "listing" fees for the placement of the Fund on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Company; "marketing support" fees for providing assistance in promoting the sale of the Fund's shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BlackRock and their affiliates may make Additional Payments to affiliated and unaffiliated entities for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Company. The Additional Payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the affiliated and unaffiliated financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

         Service Organizations may charge their clients additional fees for account-related services.

         The Company intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Company's Administrators and transfer agent to the Company's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate [.15%] (on an annualized basis) of the average daily net asset value of Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to Customers; (xi) receiving, tabulating and transmitting to the Company proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Company necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Company or a Customer may request.

         Code of Ethics. The Company, BlackRock and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

         The Protection Provider and the Protection Agreement. The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount not less than the value of the shareholder's account as of the fund's close of business on the last day of the Transition Period plus an amount equal to [_]% per annum of such value less expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the adviser, provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from ____________ (the "Protection Provider") pursuant to a financial guarantee insurance policy issued by the Protection Provider for the benefit of the shareholders of the Fund (the "Insurance Policy"). The Fund will pay the Protection Provider a fee equal to [_]% per annum of the average daily net assets of the Fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for the Fund. However, the Fund's trustees may amend the Insurance Policy at any time
without a vote of shareholders. The address of the Protection Provider is [   ].

         The Protection Provider, the adviser and the trust have entered into a Protection Agreement specifying the rights and obligations of the parties with respect to the Fund. The terms of the Protection Agreement prescribe the manner in which the Fund must be managed during the Guarantee Period. The Protection Agreement also may be revised by the trustees without a vote of shareholders.

                                    EXPENSES

         Expenses are deducted from the total income of the Fund before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock, the Distributor or any of their affiliates, fees paid to the Protection Provider, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Fund and its shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Company's service providers under their agreements with the Company.

                             PORTFOLIO TRANSACTIONS

         In executing portfolio transactions, the adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Company (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

         The Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions. The adviser may, consistent with the interests of the Fund, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and the adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser under the investment advisory contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the adviser, the adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser may take into account the sale of shares of the Company in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

         Over-the-counter issues, including [corporate debt and] U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

         The adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

         Investment decisions for the Fund and for other investment accounts managed by the adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PTC, the Administrators, the Distributor or any affiliated person (as defined in the 1940
Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., PNC Bank, PTC, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Fund during the year.

                       PURCHASE AND REDEMPTION INFORMATION

Investor Shares

         Purchase of Shares. The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. In addition, the minimum initial investment for employees of the Company, the Company's investment adviser, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25. During the Guarantee Period, shares of the Fund will not be offered except in connection with reinvestment of dividends and distributions.

         Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the periods described in the Prospectus, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Company or its shareholders. Orders of less than [$500] may be mailed by a broker to the transfer agent.

         The Company has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Company's behalf, and the Company will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Such customer orders will be priced at the Company's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

         Purchases Through the Transfer Agent. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to [BlackRock Principal Protected Funds]. The Company does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Fund must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Fund, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions.

         Other Purchase Information. Shares of the Fund are sold on a continuous basis by BDI as the Distributor during the Offering Period and the Post-Guarantee Period. BDI maintains its principal offices at 3200 Horizon Drive, King of Prussia, PA 19406. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a "Business Day"). Shares of the Fund will not be priced on the following days when the NYSE is closed: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Company. No certificates will be issued for shares. Payments for shares of the Fund may, in the discretion of the Company's investment adviser, be made in the form of securities that are permissible investments for the Fund. The Company reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of the Fund at any time.

         Unless a sales charge waiver applies, Investor B shareholders pay a contingent deferred sales charge if they redeem during the first five years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first [twelve months] after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

Dealer Reallowances

         The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of Investor A Shares.

                                                             Reallowance or
                                                             Placement Fees
                 Amount of Transaction                     to Dealers (as % of
                   at Offering Price                        Offering Price)*
 --------------------------------------------------        -------------------
 Less than $50,000                                                 4.50%
 $50,000 but less than $100,000                                    4.25
 $100,000 but less than $250,000                                   4.00
 $250,000 but less than $500,000                                   3.00
 $500,000 but less than $1,000,000                                 2.00
 $1 million but less than $3 million                               1.00
 $3 million but less than $15 million                              0.50
 $15 million and above                                             0.25

_______________________
* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

         During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, BlackRock, Inc. and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Fund, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash.

         The following special purchase plans result in the waiver or reduction of sales charges for Investor A, B or C shares.

Sales Charge Waivers--Investor A Shares

         Qualified Plans. In general, the sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Fund aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Fund aggregating less than $500,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

         The Company has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Fund for purchases through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Company.

         Other. The following persons associated with the Company, the Distributor, the Company's investment adviser or transfer agent and their affiliates may buy Investor A Shares of the Fund without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners;
(b) employees and retirees; (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses, children, parents and siblings of any of the persons set forth in (a) through (c); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge:
(a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment adviser, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund; (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other financial institution; and (e) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

Reduced Sales Charges--Investor A Shares

         Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Company will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

         Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor's broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

         Right of Accumulation. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares that are subject to a front-end sales charge or the total amount of an investor's initial investment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

Investor B Shares

         Investor B Shares are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Company's Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Company, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares.

Investor C Shares

         Investor C Shares are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Company's Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain retirement plans sponsored by the Company, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares.

         Exemptions from and Reductions of the Contingent Deferred Sales Charge-Investor B and Investor C Shares. The contingent deferred sales charge on Investor B Shares and Investor C Shares is not charged in connection with: (1) exchanges described in "Exchange Privilege" below; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions made with respect to certain retirement plans sponsored by the Company, BlackRock or its affiliates; (4) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or Investor C Shares; and (5) involuntary redemptions of Investor B Shares or Investor C Shares in accounts with low balances as described in "Redemption of Shares" below. In addition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions. The Company also waives the contingent deferred sales charge on redemptions of Investor B Shares of the Fund purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Company.

         When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

         Exchange Privilege. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange. No exchange fee is imposed by the Company. Exchanges may be made from the Fund into any of the other 43 funds of BlackRock Funds, an affiliate of the Company, during the Offering Period, the Transition Period, the Guarantee Period and the Post-Guarantee Period. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced.

         The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

         A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

         If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below.

         Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

         The Company reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Company generally will suspend or terminate the exchange privilege of a shareholder who makes more than five exchanges out of any portfolio in any twelve-month period or when the proposed exchange would make it difficult for the portfolio's adviser to invest effectively in accordance with that portfolio's investment objective.

         The Company reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Company, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Company, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

         By use of the exchange privilege, the investor authorizes the Company's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and reasonably believed by the Company's transfer agent to be genuine. The records of the Company's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

         Redemption of Shares. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

         A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

         Payment of Redemption Proceeds. The Company may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Company's responsibilities under the 1940 Act.

         The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Company reserves the right to redeem shares of the Fund involuntarily at any time if the Company's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

         The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of the Fund is declared quarterly as a dividend to investors who are shareholders of the Fund at the close of business on the day of declaration. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by the Fund at least annually. The period for which dividends are payable and the time for payment are subject to change by the Company's Board of Trustees.

         Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.

                        VALUATION OF PORTFOLIO SECURITIES

         In determining the market value of portfolio investments, the Company may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

         Net asset value is calculated separately for each class of shares of the Fund as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by the Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

         Valuation of securities held by the Fund is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Company's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

         Certain of the securities acquired by the Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

         The Fund may use a pricing service, bank or broker/dealer experienced in such matters to value the Fund's securities.

                             PERFORMANCE INFORMATION

         The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.

         Total Return. For purposes of quoting and comparing the performance of shares of the Fund to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of the Fund will be calculated independently of the other classes within the Fund. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                         T = [(ERV 1/n) - 1]
                               -------
                                  P

         Where:

         T =     average annual total return.

         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

         P =     hypothetical initial payment of $1,000.

         n =     period covered by the computation, expressed in terms of years.

         In calculating the ending redeemable value for Investor A Shares the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

         The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of shares with other performance measures. For example, in comparing the total return of shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Lehman Aggregate Bond Index, as appropriate, the Fund may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Fund will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

         Performance information for each class of shares may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of the Fund over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by the Fund with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Fund with respect to a class of shares. When, however, the Fund compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

         The performance of a class of the Fund's shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. The performance of a class of each of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and to the performance of the Dow Jones Industrial Average and the "stocks, bonds and inflation index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Fund and its share classes published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

         In addition to providing performance information that demonstrates the actual return of a class of shares, the Fund may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend investment plan or the impact on tax-deferring investing.

         Performance quotations for shares of the Fund represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost, subject to the operation of the Protection Agreement as described above. Since performance will fluctuate, performance data for shares of the Fund cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in the Fund, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in shares will not be included in the Fund performance calculations.

         Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of the Fund over a specified period of time, the Company may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan. The Company may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in the Fund.

         Miscellaneous. When comparing the Fund's performance to stock mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility.

         From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performances of portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Company may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment. The Company may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Fund's adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Company may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Fund's investment adviser. Materials may refer to the CUSIP numbers of the various classes of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other portfolios, products, and services.

         Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

         The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

         Momentum indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

         The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to the Fund may include information regarding the background, experience and expertise of the investment adviser and/or portfolio managers for the Fund.

                                      TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their own tax advisers with specific reference to their own tax situation.

         The Fund will elect and intends to qualify for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its net investment income and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfaction of the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls within the meaning of the Code and which are engaged in the same or similar trades or businesses.

         Distributions of net investment income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Fund in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund intends to distribute to shareholders its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 38.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains of individuals are taxed at a maximum rate of 20% with respect to capital assets held for more than one year and 18% with respect to capital assets held for more than five years that have a holding period beginning after December 31, 2000. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

         A shareholder will recognize gain or loss on the sale, exchange or redemption of the Fund's shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale, exchange or redemption. Any gain or loss arising from the sale, exchange or redemption of shares of the Fund held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         If it is necessary for the Protection Provider to make a payment in connection with the Guarantee, although not free from doubt, this payment may be considered to reduce any otherwise allowable capital losses or in the absence of losses may be treated as additional capital gain with respect to the redemption of your shares.

         The Fund will invest in zero-coupon bonds that are subject to special rules under which the holder is required to accrue income with respect to such securities prior to the receipt of cash payments. Accordingly, these investments may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Therefore, the Fund may have to dispose of portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and to shareholders.

         The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, and options and futures contracts (including options, futures and forward contracts on foreign currencies). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

         If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

         Ordinary income dividends paid by the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of "qualifying dividends" received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

         The Company will be required in certain cases to withhold and remit to the United States Treasury a portion of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Company when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Corporate foreign shareholders may also be subject to the 30% branch profits tax imposed by the Code. In the case of foreign non-corporate shareholders, the Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Company with proper notification of their foreign status. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

                    ADDITIONAL INFORMATION CONCERNING SHARES

         Shares of each class of the Fund bear their pro rata portion of all operating expenses paid by the Fund, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Company's Distribution and Service Plan. Each share of the Fund has a par value of $.001, represents an interest in the Fund and is entitled to the dividends and distributions earned on the Fund's assets that are declared in the discretion of the Board of Trustees. The Company's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

         Shares of the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of the Company's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Company.

         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Company's by-laws provide that meetings of the shareholders of the Company shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to a particular investment portfolio.

         The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of the Company. As stated herein, certain expenses of the Fund may be charged to a specific class of shares representing interests in that Fund.

         The Company's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of the Fund or any class of shares. Upon any liquidation of the Fund, Shareholders of each class of the Fund are entitled to share pro rata in the net assets belonging to that class available for distribution.

                                  MISCELLANEOUS

         The Company. The Company was organized as a Massachusetts business trust on July 3, 2002 and is registered under the 1940 Act as an open-end, diversified management investment company.

         Counsel. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Company's counsel.

         Independent Accountants. PricewaterhouseCoopers LLP, with offices located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the Company's independent accountants.

         Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund.

                              FINANCIAL STATEMENTS
                       BLACKROCK PRINCIPAL PROTECTED FUNDS
                       Statement of Assets and Liabilities
                                     , 2002

Assets:
   Cash .......................................................................

Total Assets: .................................................................

Liabilities:
   Organization expenses payable ..............................................
   Net Assets .................................................................

Net Assets consists of:
   Paid-in capital ............................................................
   Net Assets .................................................................

Shares outstanding ............................................................

Net asset value, offering and redemption price per share ......................

                 See accompanying notes to financial statement.

                       BLACKROCK PRINCIPAL PROTECTED FUNDS
                          NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

         Blackrock Principal Protected Funds (the "Company"), an open-end management investment company, has one portfolio, BlackRock Principal Protected Plus Fund (the "Fund"). The Company was organized as a Massachusetts business trust on July 3, 2002. The Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         As of July __, 2002, the Company had no other activity except for matters relating to its organization.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ form those estimates.

Note 2. Management and Advisory Fees and Other Transaction

         The Fund has entered into an investment advisory agreement with Blackrock Advisors, Inc. ("BAI"). Pursuant to the agreement, BAI manages the investment and reinvestment of the Fund's assets. BAI also furnishes office space, personnel and certain facilities required for the performance by BAI of the services provided by it to the Fund under the management contract.

         As compensation for its services, the Fund will pay BAI a monthly fee at an annual rate, based on its average daily net assets, of between [ ] during the Offering Period and [ ] thereafter.

         BAI has voluntarily agreed to impose an expense cap on the total operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) for the Fund at __% during the Guarantee Period.

Note 3. Organization Expenses

Organization expenses estimated at $   have been charged to expense.

                           INDEPENDENT AUDITORS REPORT

Board of Directors
BlackRock Principal Protected Funds

         We have audited the accompanying Statement of Assets and Liabilities of BlackRock Principal Protected Plus Fund (the "Fund") as of ________ _, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the position of BlackRock Principal Protected Plus Fund as of _______ __, 2002, in conformity with generally accepted accounting principles.

New York, New York
[date]

                                   APPENDIX A

Commercial Paper Ratings

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

         "A1" - Obligations are supported by the highest capacity for timely repayment.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

         The Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts
-----------------

         The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indices of U.S. and foreign securities as may exist or come into existence.

         A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the foreign currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

         Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Margin
------

         If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

         Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract.

         The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

Options on Futures Contracts
----------------------------

     The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Limitations on Futures Contracts and Options on Futures Contracts
-----------------------------------------------------------------

     The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a bona fide hedge position.

Risks of Transactions in Futures Contracts and Options on Futures Contracts
---------------------------------------------------------------------------

     The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of the Fund's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Fund's adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Fund would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

Accounting Treatment
--------------------

     The Fund will account for any trading in futures contracts and options thereon in accordance with generally accepted accounting principles.

                       BLACKROCK PRINCIPAL PROTECTED FUNDS
                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

               (1)  Articles of Incorporation

                    (a) Agreement and Declaration of Trust of the Registrant dated July 3, 2002.

               (2)  By-laws

                    (a)  By-Laws of the Registrant.

               (3)  Instruments Defining Rights of Security Holders

                    None.

               (4)  Investment Advisory Contracts

                    (a) Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. (1).

               (5)  Underwriting Contracts

                    (a) Form of Distribution Agreement between Registrant and BlackRock Distributors, Inc. dated as of _____ (1).

               (6)  Bonus or Profit Sharing Contracts

                    None.

               (7)  Custodian Agreements

                    (a)  Custodian Agreement dated [     ], 2002 between
                         Registrant and PFPC Trust Company (1).

               (8)  Other Material Contracts

                    (a)  Form of Administration Agreement among Registrant,
                         BlackRock Advisors, Inc. and PFPC Inc. dated [     ],
                         2002 (1).

                    (b)  Transfer Agency Agreement dated [     ], 2002 between
                         Registrant and PFPC Inc. (1).

               (c)  Form of Expense Limitation Agreement dated [     ], 2002
                    between Registrant and BlackRock Advisors, Inc. (1).

               (d)  Protection Agreement between the Registrant and [     ] (1).

          (9)  Legal Opinion

               (a) Opinion and consent of Ropes & Gray as to the legality of the securities being registered (1).

          (10) Other Opinions

               (a)  Consent of the Independent Accountants (1).

          (11) Omitted Financial Statements

               None.

          (12) Initial Capital Agreements

               (a) Form of Purchase Agreement between Registrant and BlackRock Distributors, Inc. (1).

          (13) Rule 12b-1 Plan

               (a) Form of Distribution and Service Plan for Series A Investor, Series B Investor, and Series C Investor shares (1).

          (14) Rule 18f-3 Plan

               (a) Form of Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System (1).

          (15) Codes of Ethics

               (b)  Code of Ethics of BlackRock Principal Protected Funds (1).

               (c)  Code of Ethics of BlackRock, Inc. (1).

               (d)  Code of Ethics of BlackRock Distributors, Inc. (1).

          (99) (a) Powers of Attorney appointing Laurence D. Fink, Anne Ackerley and Brian P. Kindelan as attorneys and agents (1).

(1) To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with the Fund.

         None.

Item 25. Indemnification

      Article VIII of the Registrant's Agreement and Declaration of Trust incorporated by reference herein as Exhibit (a) provides as follows:

                                 INDEMNIFICATION

Trustees, Officers, etc.

         Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (a) such Covered Person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

         Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Indemnification Not Exclusive

         Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such persons.

Shareholders

         Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

         Indemnification of Registrant's principal underwriter against certain
losses is provided for in Section [     ] of the Distribution Agreement.
Indemnification of Registrant's Custodian, Transfer Agent and Administrators is
provided for, respectively, in Section [     ] of the Custodian Agreement,
Section [     ] of the Transfer Agency Agreement and Section [     ] of the
Administration Agreement.

Item 26.       Business and Other Connections of Investment Adviser

               (a) BlackRock Advisors, Inc. is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock Advisors, Inc. was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this
                    Item 26 of officers and directors of BlackRock Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

Item 27.       Principal Underwriters

               (a) BlackRock Distributors Inc. currently acts as a distributor for (in addition to the Registrant): BlackRock Funds.

               (b) The information required by this Item 27 with respect to each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is incorporated by reference to Schedule A of FORM BD filed by BlackRock Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

               (c)  Not applicable.

Item 28.       Location of Accounts and Records

               (1) PFPC Trust Company, 200 Stevens Drive, Lester, PA 19113 (records relating to its functions as custodian).

               (2) BlackRock Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 (records relating to its functions as distributor).

               (3) BlackRock Advisors, Inc. (formerly BlackRock, Inc.), 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and co-administrator).

               (4) PFPC Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

               (5) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

Item 29.       Management Services

               None.

Item 30.       Undertakings

               None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and state of New York on the 12th day of July, 2002.

                                    BlackRock Principal Protected Funds

                                            (Registrant)

                                    By:    /s/ Laurence D. Fink
                                           -------------------------------------
                                            Laurence D. Fink
                                            President and Treasurer

        Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name                                        Title                  Date
----                                        -----                  ----
 Laurence D. Fink                   Trustee, President and     July 12, 2002
                                    Treasurer (principal
                                    executive officer and
 /s/ Laurence D. Fink               principal financial and
 --------------------
                                    accounting officer)

                                INDEX TO EXHIBITS

Exhibit:

(a)  Agreement and Declaration of Trust of the Registrant dated July 3, 2002.

(b)  By-Laws of the Registrant.